Two Harbors Investment Corp. and CYS Investments, Inc. Announce Special Meetings of Stockholders New York, June 12, 2018 – Two Harbors Investment Corp. (NYSE: TWO) (“Two Harbors”) and CYS Investments, Inc. (NYSE: CYS) (“CYS”) today announced that Two Harbors will hold a special meeting of its stockholders (the “Two Harbors Special Meeting”) on Friday, July 27, 2018 at 9:00 a.m. Central Time, at 601 Carlson Parkway, 2nd Floor, Minnetonka, Minnesota 55305, and that CYS will hold a special meeting of its stockholders (the “CYS Special Meeting”) on Friday, July 27, 2018 at 9:00 a.m. Eastern Time, at 50 Rowes Wharf, Boston, Massachusetts 02110. The close of business on Friday, June 22, 2018, has been set as the record date for determining those stockholders entitled to vote at each of the Two Harbors Special Meeting and the CYS Special Meeting, respectively. At the Two Harbors Special Meeting, Two Harbors’ stockholders will be asked to vote on a proposal to approve the issuance of shares of Two Harbors common stock to the CYS common stockholders in connection with the previously announced merger of CYS with a subsidiary of Two Harbors (the “Merger”), and upon any conversion (upon certain future changes of control of Two Harbors, if any) of the Two Harbors’ 7.75% Series D Cumulative Redeemable Preferred Stock and Two Harbors’ 7.50% Series E Cumulative Redeemable Preferred Stock, in each case, in connection with the previously announced Agreement and Plan of Merger, dated as of April 25, 2018, by and among Two Harbors, Eiger Merger Subsidiary LLC and CYS (the “Merger Agreement”). At the CYS Special Meeting, CYS’s stockholders will be asked to vote on a proposal to approve the Merger and a non- binding advisory proposal to approve the compensation that may be paid or become payable to CYS’s named executive officers that is based on or otherwise related to the Merger. About Two Harbors Investment Corp. Two Harbors Investment Corp., a Maryland corporation, is a real estate investment trust that invests in residential mortgage-backed securities, mortgage servicing rights and other financial assets. Two Harbors is headquartered in New York, New York, and is externally managed and advised by PRCM Advisers LLC, a wholly owned subsidiary of Pine River Capital Management L.P. Additional information is available at www.twoharborsinvestment.com. About CYS Investments, Inc. CYS Investments, Inc., a Maryland corporation, is a specialty finance company that invests on a leveraged basis primarily in residential mortgage pass-through certificates for which the principal and interest payments are guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae. CYS refers to these securities as Agency RMBS. CYS has elected to be taxed as a real estate investment trust for federal income tax purposes. Forward-Looking Statements This press release may contain “forward-looking statements”. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Two Harbors or CYS expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,”

“continue,” “intend,” “could,” “foresee,” “should,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Two Harbors’ and CYS’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although Two Harbors and CYS believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, the companies can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include: the expected timing and likelihood of completion of the Merger; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that stockholders of Two Harbors may not approve the issuance of Two Harbors common stock in connection with the Merger or that stockholders of CYS may not approve the Merger; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; fluctuations in the adjusted book value per share of both Two Harbors and CYS; risks related to disruption of management’s attention from ongoing business operations due to the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of Two Harbors or CYS; the risk that the Merger and its announcement could have an adverse effect on the ability of Two Harbors and CYS to retain and hire key personnel and the effect on the operating results and businesses of Two Harbors and CYS generally; the outcome of any legal proceedings relating to the Merger; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of Two Harbors or CYS. All such factors are difficult to predict and are beyond the control of Two Harbors and CYS, including those detailed in Two Harbors’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on Two Harbors’ website at http://www.twoharborsinvestment.com and on the SEC’s website at http://www.sec.gov, and those detailed in CYS’s annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on its website at http://www.cysinv.com and on the SEC’s website at http://www.sec.gov. Each of the forward-looking statements of Two Harbors or CYS are based on assumptions that Two Harbors or CYS, as applicable, believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Two Harbors nor CYS undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Certain Information Regarding Participants in the Solicitation Two Harbors, CYS and their respective directors, executive officers and certain other members of management and employees of Two Harbors and CYS may be deemed to be “participants” in the solicitation of proxies from the stockholders of Two Harbors and CYS in connection with the Merger. Stockholders can find information about Two Harbors and its directors and executive officers and their ownership of common stock of Two Harbors in Two Harbors’ annual report on Form 10-K for the fiscal year ended December 31, 2017, in its definitive proxy statement relating to its 2018 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2018 and in its Current Report on Form 8-K filed on April 26, 2018. Stockholders can find information about CYS and its directors and executive officers and their ownership of common stock of CYS in CYS’s annual report on Form 10-K for the fiscal year ended December 31, 2017, in its definitive proxy statement relating to its 2018 annual meeting of stockholders filed with the SEC on March 29, 2018 and in its Current Report on Form 8-K filed on April 26, 2018. Additional information regarding the interests of such individuals in the Merger will be included in the joint proxy statement/prospectus relating to the Merger when it is filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph. Additional Information about the Proposed Transaction and Where to Find It This communication relates to the proposed transaction pursuant to the terms of the Merger Agreement. In connection with the proposed Merger, Two Harbors has filed with the SEC a registration statement on Form S-4 (which registration statement has not yet been declared effective) that includes a joint proxy statement of Two Harbors and CYS that also constitutes a prospectus, which joint proxy statement/prospectus has not yet been declared effective. Two Harbors and CYS also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by Two Harbors and CYS with the SEC at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Two Harbors will be made available free of charge on Two Harbors’ website at http://www.twoharborsinvestment.com or by directing a request to: Two Harbors Investment Corp., 575 Lexington Avenue, Suite 2930, New York, NY 10022, Attention: Investor Relations. Copies of documents filed with the SEC by CYS will be made available free of charge on CYS’s website at http://www.cysinv.com or by directing a request to: CYS Investments, Inc., 500 Totten Pond Road, 6th Floor, Waltham, MA 02451, Attention: Richard E. Cleary. No Offer or Solicitation This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Contacts Two Harbors Investment Corp. Margaret Field, 212-364-3663 Investor Relations margaret.field@twoharborsinvestment.com or CYS Investments, Inc.

Richard E. Cleary, 617-639-0440 Chief Operating Officer ir@cysinv.com